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                          MEDICAL DEVICE ALLIANCE INC.



                                  EXHIBIT 10.30




                              CERTIFICATE OF MERGER
                                       OF
                             PARALLAX MEDICAL, INC.
                                      INTO
                              PX ACQUISTION CORP.;








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                              CERTIFICATE OF MERGER
                                       OF
                 PARALLAX MEDICAL, INC., A DELAWARE CORPORATION
                                      INTO
                  PX ACQUISITION CORP., A DELAWARE CORPORATION


            Under Section 251 of the General Corporation Law of the State of Delaware, PX Acquisition Corp., a Delaware corporation, hereby certifies that:

        (1) The name and state of incorporation of each of the constituent corporations are:

           (a)  Parallax Medical, Inc., a Delaware corporation ("Parallax"); and

           (b)  PX Acquisition Corp., a Delaware corporation ("PXAC").

        (2) An Agreement and Plan of Merger has been approved, adopted, certified, executed and acknowledged by Parallax and PXAC in accordance with the provisions of subsection (c) of Section 251 of the General Corporation Law of the State of Delaware.

        (3) The name of the surviving corporation is PX Acquisition Corp., a Delaware corporation.

        (4) Upon the filing of this Certificate of Merger, the Certificate of Incorporation of PXAC shall be amended to change the name of the surviving corporation to "Parallax Medical, Inc." The amendment to the Certificate of Incorporation changing the name of the surviving corporation has been approved and adopted by the board of directors of PXAC.

        (5) The surviving corporation is a corporation of the State of Delaware.

        (6) The executed Agreement and Plan of Merger is on file at the principal place of business of PXAC at 3800 Howard Hughes Parkway, Suite 1800, Las Vegas, Nevada 89109.

        (7) A copy of the Agreement and Plan of Merger will be furnished by PXAC, on request and without cost, to any stockholder of Parallax or PXAC.

        (8) The authorized capital stock of Parallax, as of the date hereof, consists of 20,000,000 shares of common stock of which 6,318,695 shares have been issued and are outstanding, and 5,000,000 shares of Preferred Stock of which 2,233,882 shares, designated as Series A Preferred Stock, have been issued and are outstanding.


        IN WITNESS WHEREOF, PX Acquisition Corp. has caused this certificate to be signed by Donald K. McGhan, in his capacity as President and Secretary, on the 10th day of August, 1998.


                                    PX ACQUISITION CORP., A DELAWARE CORPORATION



                                    /s/ Donald K. McGhan
                                    --------------------------------------------
                                    Donald K. McGhan, President and Secretary